DEFAULT PROOF CREDIT CARD SYSTEM, INC.

(A DEVELOPMENT STAGE COMPANY)

Certification pursuant to 18 U.S.C. Section 1350

Default Proof Card System, Inc.; CERTIFICATION PURSUANT TO 18 U.S.C. SECTION

1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Default Proof Card System,

Inc. on Form 10-QSB for the period ending March 31, 2006 as filed with the

Securities and Exchange Commission on the date hereof (the Report), I, Vincent

Cuervo, Chief Executive Officer of Default Proof Card System, Inc., certify,

pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of

    Default Proof Card System, Inc.

May 11, 2006

/s/  Vincent Cuervo

________________________

     Vincent Cuervo

     Chief Executive Officer